Payables and accruals	6 Months Ended
Jun. 30, 2022
Payables and accruals
Payables and accruals

11. Payables and accruals

	June 30, 2022	December 31, 2021
Trade payables	1,819,031	1,787,287
Social security and other taxes	149,742	203,288
Accrued expenses	2,084,597	1,856,570
Total payables and accruals	4,053,370	3,847,145

All payables mature within 3 months. Accrued expenses and trade payables primarily relate to R&D services from contract research organizations, consultants and professional fees. The accrued expenses increased by CHF 0.2 million as of June 30, 2022 compared to December 31, 2021, primarily due to increased research and development activities. The carrying amounts of payables do not materially differ from their fair values, due to their short-term nature.